Exhibit 10.4

1995-SPA-

THEROX, INCORPORATED

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the “Agreement”) is entered into as of             ,         , by and between TherOx, Incorporated, a Delaware corporation (the “Company”), and                      (the “Purchaser”) pursuant to the Company’s 1995 Stock Incentive Plan (the “Plan”).

R E C I T A L S:

A. Purchaser is an officer of the Company and is eligible to purchase shares of the Company’s Common Stock under the Plan.

B. The Company desires to sell to Purchaser, and Purchaser desires to purchase from the Company, shares of the Company’s Common Stock under the Plan on the terms, provisions and conditions, and subject to restrictions and agreements, hereinafter provided.

C. Concurrently herewith, Purchaser will execute a promissory note (the “Note”) in favor of the Company and Purchaser and the Company will enter into a Stock Pledge Agreement (the “Stock Pledge Agreement”) securing payment of such Note.

NOW, THEREFORE, for good and value consideration, the parties agree as follows:

1. Purchase of Shares.

(a) The Company hereby sells to Purchaser, and Purchaser hereby purchases,          shares of the Company’s Common Stock (the “Shares”). The purchase price for the Shares is $0.     per share, or an aggregate purchase price of $            . The purchase price is payable by check in the amount of $            , representing payment of the par value of the Shares as required under Delaware law, and the Note in the amount of $             secured by a pledge of the Shares, receipt of which is hereby acknowledged.

(b) The certificates representing the Shares hereunder shall be held in escrow by the Secretary of the Company as provided in Section 11 hereof.

2. Stockholder Rights. Until such time as the Company actually exercises its repurchase rights under this Agreement, if ever, Purchaser (or any successor in interest) shall have all the rights of a stockholder (including voting rights) with respect to the Shares, including the Shares held in escrow under Section 11, subject, however, to the transfer restrictions of Section 6.

3. Vesting of Shares.

The Shares shall vest in twenty-four equal cumulative monthly installments of one-forty-eighths (1/48th) of each share, commencing on             ,         , and continuing until             ,         , when all of the Shares issued hereunder shall be fully vested.

Additionally, in the event that the Company at any time proposes to enter into any transaction approved by the board of directors to sell substantially all of its assets or merge or consolidate with any other entity as a result of which either the Company is not the surviving corporation or the Company is the surviving corporation and the ownership of the voting power of the Company’s capital stock changes by more than 50% as a result of such transaction, or in the event of a “Recommended Share Purchase Offer” (as defined below), all Shares shall vest immediately prior to the effective date of such transaction. For the purposes of this Section 3, a “Recommended Share Purchase Offer” shall be a transaction in which an offer is made to purchase outstanding securities of the Company constituting more than 50% of the voting power of the Company’s capital stock, which offer is recommended to the Company’s securityholders by the Company’s board of directors.

All Shares which have not become Vested Shares are hereinafter sometimes referred to as “Nonvested Shares.” As used herein, the term “Continuous Service” means (i) employment by either the Company or any parent or subsidiary corporation of the Company, which is uninterrupted except for vacations, illness, or leaves of absence which are approved in writing by the Company or any of such other employer corporations, if applicable, (ii) service as a member of the board of directors of the Company, or (iii) so long as Purchaser is engaged as a consultant or service provider to the Company or other corporation referred to in clause (i) above.

4. Repurchase of Nonvested Shares.

(a) At such time as Purchaser’s Continuous Service ceases for any reason, including death (hereinafter an “Event of Resale”), then, in such event, the Company shall have the option (but not the obligation) to purchase (hereinafter the “Nonvested Shares Repurchase Option”) from Purchaser or Purchaser’s successors or personal representatives, as the case may be, all or any part of the Nonvested Shares.

(b) The purchase price for the Nonvested Shares shall be the price paid by Purchaser for such Nonvested Shares, $.__ per share, plus simple interest thereon at the rate of 6% per annum for the period from the date hereof through the date the Company elects to purchase the Nonvested Shares. The purchase price shall be paid in a lump sum at the time the election is made.

(c) For 120 days after the occurrence of the Event of Resale, the Company shall have the right to exercise the Nonvested Shares Repurchase Option by giving to Purchaser written notice of such exercise, specifying the number of Nonvested Shares to be repurchased by the Company and the aggregate purchase price thereof. Such notice shall be accompanied by the Company’s check. Concurrently therewith, the Company shall receive from escrow certificates evidencing the Nonvested Shares and shall cancel such number of Nonvested Shares purchased hereunder in accordance with Section 11(c).

(d) The Nonvested Shares Repurchase Option shall terminate with respect to any Nonvested Shares for which it is not timely exercised under Section 4(c).

(e) No fractional shares shall be repurchased by the Company. Accordingly, should the Nonvested Shares Repurchase Option extend to a fractional share at the time Purchaser’s Continuous Service ceases, then such fractional share shall be added to any fractional share in which Purchaser is at such time vested in order to make one whole vested share no longer subject to the Nonvested Shares Repurchase Option.

5. Right of First Refusal.

(a) The Shares acquired by Purchaser may be sold only in compliance with the provisions of this Section 5, and subject in all cases to compliance with the provisions of Section 7 hereof. Prior to any intended sale, Purchaser shall first give written notice (the “Offer Notice”) to the Company specifying (i) Purchaser’s bona fide intention to sell or otherwise transfer such Shares, (ii) the name and address of the proposed purchaser(s), (iii) the number of Shares Purchaser proposes to sell (the “Offered Shares”), (iv) the price for which Purchaser proposes to sell the Offered Shares, and (v) all other material terms and conditions of the proposed sale. Notwithstanding anything in this Agreement to the contrary, Nonvested Shares may not be sold, transferred, assigned, pledged, or otherwise disposed of, directly or indirectly.

(b) Within 30 days after receipt of the Offer Notice, the Company or its nominee(s) may elect to purchase all or any portion of the Offered Shares at the price and on the terms and conditions set forth in the Offer Notice by delivery of written notice (the “Acceptance Notice”) to Purchaser specifying the number of Offered Shares that the Company or its nominees elect to purchase. Within 15 days after delivery of the Acceptance Notice to Purchaser, the Company and/or its nominee(s) shall deliver a check (or, at the discretion of the Company, such other form of consideration set forth in the Offer Notice) in the amount of the purchase price of the Offered Shares to be purchased pursuant to this Section 5, against delivery by Purchaser of a certificate or certificates representing the Offered Shares to be purchased, duly endorsed for transfer to the Company or such nominee(s), as the case may be. If the Company and/or its nominee(s) do not elect to purchase all of the Offered Shares, Purchaser shall be entitled to sell the balance of the Offered Shares to the purchaser(s) named in the Offer Notice at the price specified in the Offer Notice or at a higher price and on the terms and conditions set forth in the Offer Notice, provided, however, that such sale or other transfer must be consummated within 60 days from the date of the Offer Notice and any proposed sale after such 60-day period may be made only by again complying with the procedures set forth in this Section 5.

(c) Purchaser may transfer all or any portion of the Shares to a trust established for Purchaser’s sole benefit and/or Purchaser’s spouse or children without such transfer being subject to the right of first refusal set forth in this Section 5, provided that the Shares so transferred shall remain subject to the terms and conditions of this Agreement and no further transfer of such Shares may be made without complying with the provisions of this Section 5.

(d) Any successor of Purchaser, and any transferee of the Shares pursuant to this Section 5, shall hold the Shares subject to the terms and conditions of this Agreement and no further transfer of the Shares may be made without complying with the provisions of this Section 5.

(e) All stock certificates evidencing the Shares shall be imprinted with a legend substantially as follows:

“THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS AGAINST TRANSFER, INCLUDING A RIGHT OF FIRST REFUSAL IN FAVOR OF THE COMPANY, AS SET FORTH IN A STOCK PURCHASE AGREEMENT DATED             ,         . TRANSFER OF THESE SHARES MAY BE MADE ONLY IN COMPLIANCE WITH THE PROVISIONS OF SAID AGREEMENT, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.”

(f) The rights provided the Company and its nominee(s) under this Section 5 shall terminate upon the closing of an underwritten public offering of shares of the Company’s Common Stock pursuant to an effective registration statement under the Securities Act.

6. Recapitalizations, Exchanges, Etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or successor of the Company which may be issued in respect of, in exchange for, or in substitution for the Shares by reason of any stock dividend, split, reverse split, combination, recapitalization, reclassification, merger, consolidation or otherwise which does not terminate this Agreement. Except as otherwise provided herein, this Agreement is not intended to confer upon any other person except the parties hereto any rights or remedies hereunder.

7. Investment Representations and Warranties.

(a) Purchaser represents and warrants that the Shares are being acquired for personal account, for investment purposes only, and not with a view to the distribution, resale or other disposition thereof.

(b) Purchaser acknowledges that the Company is issuing the Shares without registering such Shares under the Securities Act on the basis of certain exemptions from such registration requirement. Accordingly, concurrently herewith, Purchaser is delivering to the Company an Investment Letter on which the Company is relying for purposes of such issuance.

8. Restrictive Legends. Purchaser hereby acknowledges that federal securities laws and the securities laws of the state in which Purchaser resides may require the placement of certain restrictive legends upon the Shares issued, and Purchaser hereby consents to the placing of such legends on certificates evidencing the Shares as the Company or its counsel deems advisable.

9. Section 83(b) Election. Purchaser understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the excess of the fair market value of the Shares on the date any forfeiture restrictions applicable to such Shares lapse over the purchase price paid for such Shares will be reportable as ordinary income at that time. For this purpose, the term “forfeiture restrictions” includes the right of the company to repurchase the Shares pursuant to Section 4 of this Agreement. Purchaser understands, however, that Purchaser may elect to be taxed at the time the Shares are acquired hereunder, rather than when and as such Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the date of this Agreement. Even if the fair market value of the Shares at the date of this Agreement equals the purchase price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future.

Purchaser understands that failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by Purchaser as the forfeiture restrictions lapse. PURCHASER ACKNOWLEDGES THAT IT IS PURCHASER’S SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF PURCHASER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HIS BEHALF.

10. Escrow For the Shares.

(a) Upon issuance, the certificates for the Shares shall be deposited in escrow with the Company to be held in accordance with the provisions of this Section 10. Each deposited certificate shall be accompanied by a duly executed stock transfer power executed in blank. The deposited certificates, together with any other assets or securities from time to time deposited with the Company pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation in accordance with Section 10(c) below.

(b) Any cash dividends on the Shares (or other securities at the time held in escrow) shall be paid directly to Purchaser and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization, or other change affecting the Company’s outstanding Common Stock as a class effected without receipt of consideration, any new, substituted, or additional securities or other property which is by reason of such event distributed with respect to the Shares shall be immediately delivered to the Company to be held in escrow under this Section 10, but only to the extent the Shares are at the time subject to the escrow requirements of Section 10(a).

(c) The Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

(i) Should the Company (or its assignees) elect to exercise the Nonvested Shares Repurchase Option under Section 4 with respect to any Nonvested Shares, then the escrowed certificates for such Nonvested Shares (together with any other assets or securities issued with respect thereto) shall be delivered to the Company for cancellation, concurrently with the payment to Purchaser, in cash or cash equivalent (including the cancellation of any purchase-money indebtedness), of an amount equal to the aggregate purchase price for such Nonvested Shares, and Purchaser shall cease to have any further rights or claims with respect to such Nonvested Shares (or other assets or securities).

(ii) Prior to the full repayment of the Note, as the interest of Purchaser in the Shares (or any other assets or securities issued with respect thereto) vests in accordance with the provisions of this Section 10, the certificates for such Vested Shares (as well as all other vested assets and securities) shall be remain in escrow.

(iii) Subsequent to the full repayment of the Note, as the interest of Purchaser in the Shares (or any other assets or securities issued with respect thereto) vests in accordance with the provisions of this Section 10, the certificates for such Vested Shares (as well as all other vested assets and securities) shall be released from escrow and delivered to the Purchaser upon the request of Purchaser, but in no event more frequently than semi-annually.

(iv) All Shares (or other assets or securities) released from escrow in accordance with the provisions of Section 10(c)(iii) above shall nevertheless remain subject to (A) the Company’s right of first refusal under Section 5, and (B) the market stand-off provisions of Section 12 until such provisions terminate in accordance therewith.

11. No Employment Contract Created. The issuance of the Shares shall not be construed as granting to Purchaser any right with respect to continuance of employment or engagement by the Company or any of its subsidiaries. The right of the Company or any of its subsidiaries to terminate at will Purchaser’s employment at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved, subject to any other written employment agreement to which the Company and Purchaser may be a party.

12. “Market Stand-Off” Agreement. Purchaser agrees that, if requested by the Company or the managing underwriter of any proposed public offering of the Company’s securities, Purchaser will not sell or otherwise transfer or dispose of any Shares without the prior written consent of the Company or such underwriter, as the case may be, during such period of time, not to exceed 180 days following the effective date of the registration statement filed by the Company with respect to such offering, as the Company or the underwriter may specify.

13. Interpretation. The Shares are being issued pursuant to the terms of the Plan, and shall in all respects be interpreted in accordance therewith. The Administrator shall interpret and construe this Agreement and the Plan, and any action, decision, interpretation or determination made in good faith by the Administrator shall be final and binding on the Company and Purchaser. As used in this Agreement, the term “Administrator” shall refer to the committee of the Board appointed to administer the Plan, and if no such committee has been appointed, the term Administrator shall mean the Board.

14. Notices. Any notice, demand or request required or permitted to be given under this Agreement shall be in writing and shall be deemed given when delivered personally or three days after being deposited in the United States mail, as certified or registered mail, with postage prepaid, and addressed, if to the Company, at its principal place of business, Attention: the Chief Financial Officer, and if to Purchaser, at the most recent address as shown in the employment or stock records of the Company.

15. Severability. Should any provision or portion of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be deemed one instrument.

17. Binding Agreement. Upon acceptance of this Agreement, this Agreement shall become a Stock Purchase Agreement, within the meaning of the Plan, and binding on Purchaser and the Company. This Agreement shall inure to and be binding on the heirs, successors and assigns of both Purchaser and the Company.

THEROX, INCORPORATED

By:
Its:

I hereby accept the foregoing offer and by this acceptance I agree to purchase          shares of Common Stock of TherOx, Incorporated on all of the terms and conditions set forth hereinabove. My address of record is                                         , and my Social Security No. is         .

“PURCHASER”

SPOUSE’S CONSENT TO AGREEMENT

I acknowledge that I have read the Stock Purchase Agreement (the “Agreement”) by and between TherOx, Incorporated (the “Company”) and                      concerning the Common Stock of the Company, and that I know its contents. I am aware that my spouse has agreed therein to the imposition of certain repurchase options and restrictions on transferability, including rights of first refusal, with respect to the Shares the subject of the Agreement, including with respect to my community interest therein, if any, on the occurrence of certain events described in the Agreement. I hereby consent to and approve of the provisions of the Agreement, and agree that I will abide by the Agreement and bequeath any interest in the Shares which represents a community interest of mine to my spouse or to a trust subject to my spouse’s control or for my spouse’s benefit or the benefit of our children if I predecease him.

Dated:

Print Name:

INVESTMENT LETTER

TherOx, Incorporated

2400 Michelson Drive

Irvine, California 92612-1310

Gentlemen:

1. (a) In connection with the acquisition of          shares of the Common Stock of TherOx, Incorporated, a Delaware corporation (the “Company”), by the undersigned, the undersigned represents that the shares which the undersigned is acquiring are being acquired for investment and not with a view to the sale or distribution of any part thereof, and that the undersigned has no present intent of selling or otherwise distributing the same.

You have advised the undersigned that the shares have not been registered under the Securities Act of 1933 (the “Act”), as the offering of the shares is to be effected pursuant to an exemption from the registration provisions of such Act, and, in this connection, you are relying in part on the representations of the undersigned set forth herein.

Without in any way limiting the representations set forth above, the undersigned further agrees in no event to make any disposition of all or any part of said shares unless and until (i) the undersigned shall have notified you of the proposed disposition; (ii) the undersigned shall have furnished you with an opinion of counsel to the effect that such disposition will not require registration of such shares under the Act; and (iii) such opinion of counsel shall have been concurred in by the Company’s counsel and the Company shall have advised you of such concurrence.

(b) The undersigned acknowledges receipt of all such information as the undersigned deems necessary and appropriate to enable the undersigned to evaluate the financial risk inherent in acquiring said shares and acknowledges receipt of satisfactory and complete information covering the business and financial condition of the Company, including the opportunity to obtain information regarding the Company’s financial status, in response to all inquiries in respect thereof.

2. The undersigned understands and agrees that the certificate evidencing said shares will bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933; THEY HAVE BEEN ACQUIRED BY THE HOLDER FOR INVESTMENT AND MAY NOT BE PLEDGED, HYPOTHECATED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS MAY BE AUTHORIZED UNDER THE SECURITIES ACT OF 1933, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

3. (a) The undersigned recognizes that said shares are unregistered and must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available, and further recognizes that you are under no obligation to register said shares or to comply with any exemption from such registration.

(b) The undersigned understands that Rule 144 under the Act does not presently apply and may never apply to the Company’s securities because the Company does not now, and may never, file reports required by the Securities Exchange Act of 1934, as amended (“Exchange Act”), and has not made, and may never make, publicly available the information required by Rule 15c2-11 of the Exchange Act. Furthermore, if Rule 144 were available, the undersigned understands that sales of securities made in reliance thereof could be made only in certain limited amounts, after certain holding periods and only when there was available specified current public information, all in accordance with the terms and conditions of said Rule. The undersigned understands that, in the case of securities to which said Rule is not applicable, compliance with some other exemption under the Act will be required.

4. The undersigned acknowledges and represents that (i) the undersigned has a preexisting personal or business relationship with the Company and with certain of the Company’s officers and directors, and (ii) the undersigned has the business and financial experience necessary to evaluate this investment.

Dated: ,